UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 11, 2025, Nxu, Inc., a Delaware corporation (“Nxu”), held a special meeting of stockholders (the “Special Meeting”). The following are the voting results for the proposals considered and voted upon at the Special Meeting, all of which were described in Nxu’s proxy statement/prospectus filed with the Securities and Exchange Commission on January 27, 2025.

1. To approve (i) the issuance of shares of Nxu’s common stock, which will represent more than 20% of the shares of Nxu’s common stock outstanding immediately prior to the consummation of the proposed transactions (the “Merger”) under that certain Agreement and Plan of Merger, dated October 23, 2024 (the “Merger Agreement”), by and among Nxu, Nxu Merger Sub, Inc., a Delaware corporation, Nxu Merger Sub, LLC, a Delaware limited liability company, and Verde Bioresins, Inc., a Delaware corporation (“Verde”), to Verde’s stockholders, pursuant to the terms of the Merger Agreement, and (ii) the change of control of Nxu resulting from the Merger, pursuant to Nasdaq Listing Rule 5635(a) and 5635(b).

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,291,724	228,297	5,215	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	31,039,384	228,297	5,215	0

2. To amend the Certificate of Incorporation, as amended, of Nxu (the “Certificate of Incorporation”) to eliminate the dual class structure of Nxu’s common stock such that Nxu’s Class A common stock will be redesignated as Nxu’s “common stock” and Nxu’s Class B common stock will be cancelled.

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,400,170	106,962	18,104	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	31,147,830	106,962	18,104	0

3. To amend the Certificate of Incorporation to effect a reverse stock split of Nxu’s issued and outstanding Class A common stock at a ratio of any whole number in the range of 1-for-5 to 1-for-20, inclusive, with the final ratio to be determined in the discretion of Nxu’s board of directors and as agreed by Verde at or prior to the closing of the Merger, or in the sole discretion of Nxu’s board of directors if Proposal 1 is not approved.

	For	Against	Abstain
Class A common stock	1,264,067	245,234	15,935
Class B common stock	2,795,040	0	0
Series B preferred stock	26,952,620	0	0
Total	31,011,727	245,234	15,935

4. To amend the Certificate of Incorporation to classify the board of directors of Nxu.

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,245,043	253,726	26,467	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	30,992,703	253,726	26,467	0

5. To amend the Certificate of Incorporation to require approval by at least two-thirds of the voting power of the shares of the capital stock of Nxu that would then be entitled to vote in the election of directors at an annual meeting of stockholders in order to amend Articles VI, VIII, XI and XII of the Certificate of Incorporation (as amended by Proposals 2 through 8).

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,241,602	249,389	34,245	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	30,989,262	249,389	34,245	0

6. To amend the Certificate of Incorporation to permit the removal of a director only for cause by the affirmative vote of at least two-thirds of the voting power of the shares of capital stock of Nxu that would then be entitled to vote in an election of directors.

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,255,992	244,092	25,152	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	31,003,652	244,092	25,152	0

7. To amend the Certificate of Incorporation to extend the provisions limiting the personal liability of directors to Nxu or its stockholders for monetary damages for breach of fiduciary duties to include Nxu’s officers.

	For	Against	Abstain
Class A common stock	1,170,200	318,461	36,575
Class B common stock	2,795,040	0	0
Series B preferred stock	26,952,620	0	0
Total	30,917,860	318,461	36,575

8. To update the indemnification and advancement provisions in the Certificate of Incorporation and change the name of the company following the closing of the Merger to “Verde Bioresins, Corp.”

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,274,771	236,080	14,385	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	31,022,431	236,080	14,385	0

9. To approve the Verde Bioresins, Corp. 2025 Equity Incentive Plan.

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,225,113	264,901	35,222	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	30,972,773	264,901	35,222	0

10. To approve, for purposes of complying with Nasdaq listing rules, the issuance of the shares of Nxu’s Class A common stock issuable upon exercise of the Series A warrants and Series B warrants pursuant to the terms of that certain Securities Purchase Agreement, dated as of December 26, 2024, among Nxu and the purchasers named therein.

	For	Against	Abstain	Broker Non-Votes
Class A common stock	1,372,987	123,950	28,299	0
Class B common stock	2,795,040	0	0	0
Series B preferred stock	26,952,620	0	0	0
Total	31,120,647	123,950	28,299	0

11. If necessary, to approve the adjournment of the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event there are insufficient votes for any of the above proposals.

	For	Against	Abstain
Class A common stock	1,209,480	277,939	37,817
Class B common stock	2,795,040	0	0
Series B preferred stock	26,952,620	0	0
Total	30,957,140	277,939	37,817

Based on the foregoing votes, Proposals 1 through 11 were approved. Although Proposal 11 was approved, adjournment of the Special Meeting was not necessary because each of Proposals 1 through 10 received a sufficient number of votes for approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXU, INC.

Date: February 12, 2025	By:	/s/ Mark Hanchett
Mark Hanchett
Chief Executive Officer

4